WAIVER  AND  AMENDMENT  #4 TO THIRD  RESTATED  AND  AMENDED  LOAN  AND  SECURITY
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AGREEMENT
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         THIS WAIVER AND AMENDMENT #4 TO THIRD RESTATED AND AMENDED LOAN AND
SECURITY AGREEMENT (this "Agreement") is made as of May 10, 2005 by and between GMAC COMMERCIAL FINANCE LLC, as successor by merger to GMAC Commercial Credit LLC, which was the successor in interest to BNY Financial Corporation ("GMAC CF"), as Agent and Lender, and PNC BANK, NATIONAL ASSOCIATION ("PNC", and together with GMAC CF, "Lenders"), as Lender and Co-Agent, JACO ELECTRONICS, INC. ("Jaco"), NEXUS CUSTOM ELECTRONICS, INC. ("Nexus") and INTERFACE ELECTRONICS, INC. ("Interface", and together with Jaco and Nexus, the "Borrowers").

                              W I T N E S S E T H :
                              ---------------------

         WHEREAS, Borrowers, GMAC CF, PNC and Jaco de Mexico, Inc. entered into that certain Third Restated Amended Loan and Security Agreement, dated December 22, 2003 (the "Third Restated Agreement"), as amended by (i) Amendment #1 to the Third Restated Agreement, dated September 20, 2004, (ii) Amendment #2 to the Third Restated Agreement, dated November 23, 2004, and (iii) Amendment #3 to the Third Restated Agreement, dated February 11, 2005 (as heretofore amended and as hereafter restated, supplemented, extended, renewed, amended and otherwise modified from time to time, the "Loan Agreement"), and into various instrument, agreements and other documents executed and/or delivered in connection therewith (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, restated, renewed, extended, substituted, modified or supplemented from time to time, collectively, the "Loan Documents"); and

         WHEREAS, Events of Default have occurred under the Loan Agreement as the result of (i) the failure by Borrowers to maintain, as of March 31, 2005, the minimum EBITDA required by Section 6.9(a) of the Loan Agreement, and (ii) the failure by Borrowers, since February 28, 2005, to maintain the minimum Net Worth required by Section 6.10 of the Loan Agreement, and each of such Events of Default continues to exist under the Loan Agreement (such continuing Events of Default, collectively, the "Existing Defaults"); and

         WHEREAS, Borrowers have requested that Lenders agree to waive the Existing Defaults and to amend certain terms of the Loan Agreement, and Lenders have agreed to accommodate Borrowers' request subject to the terms and conditions set forth herein, all as more particularly set forth below.

         NOW THEREFORE, in consideration of the foregoing, and for good and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings ascribed to such terms, respectively, in the Loan Agreement.

2. Borrowers' Acknowledgement and Reaffirmation.

a. Each Borrower hereby acknowledges, confirms and agrees that as of the date of Borrowers' execution hereof, none of the Obligations are subject to offset, defense or counterclaim of any kind, nature or description whatsoever.

b. Each Borrower hereby ratifies and confirms the Loan Agreement and each of the other Loan Documents as being legal, valid and binding joint and several obligations of Borrowers, enforceable against Borrowers in accordance with their respective terms as modified hereby. Each Borrower hereby confirms that there are no defenses to the performance of any of such Borrower's obligations under the Loan Agreement or any of the other Loan Documents. Each Borrower hereby ratifies and confirms such Borrower's grant to Agent, for the ratable benefit of Agent, Lenders and each Issuer, of the first priority perfected liens upon, and security interests in, the properties and assets of the Borrowers, respectively, heretofore mortgaged, pledged, granted or assigned to Agent under the Loan Agreement and the other Loan Documents, and acknowledges and confirms that such first priority perfected liens and security interests secure, and shall continue to secure, the Obligations, subject only to such prior security interests as are expressly permitted under the Loan Documents.

                   c. By its signature below, each Borrower ratifies and affirms to the Agent and the Lenders that as of the date hereof, it is in full compliance with all covenants under the Loan Documents (except as to the non-compliance that gave rise to the Existing Defaults), and certifies (i) that all representations and warranties of Borrowers in the Loan Documents are true and accurate as of the date hereof, with the same effect as if they had been made as of the date hereof, (ii) no Default or Event of Default, other than the Existing Defaults, has occurred and is continuing, or would result from the execution, delivery and performance by Borrowers of this Agreement; (iii) each Borrower has full power, right and legal authority to execute, deliver and perform its obligations under this Agreement; (iv) each Borrower has taken all action necessary to authorize the execution and delivery of, and the performance of its obligations under, this Agreement; and (v) this Agreement does not constitute a breach of any other agreement or understanding to which such Borrower is a party or by which any property of such Borrower is bound.





3. Acknowledgement of Existing Defaults. Each Borrower hereby expressly acknowledges the occurrence and continuing existence of the Existing Defaults.

4. Waiver. Each Lender hereby waives the Existing Defaults, subject to the terms and conditions set forth herein.

5. Amendments and Modifications to Loan Agreement.


                  Section 6.10 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  "6.10    Minimum Net Worth.

                            Until July 31, 2005, maintain at all times a minimum
                  Net Worth of at least $43,000,000, and at all times thereafter, maintain a minimum Net Worth of at least $44,475,000, to be (x) increased as of the end of each fiscal year by sixty-five (65%) percent of such fiscal year's year-end net profit, if any, and (y) reduced by the amount of
                  (i) any charge for impairment of goodwill, and (ii) any write-off of the note executed by the buyer of Nexus' assets for the benefit of Jaco (during the fiscal year of any such write-off) ."

6. Reservation of Rights. Agent and Lenders hereby reserve all rights and remedies granted to them, respectively, under the Loan Documents, applicable law or otherwise, and nothing contained herein shall be construed to limit, impair or otherwise affect the right of Agent or Lenders to declare a default or an Event of Default with respect to any existing default or Event of Default, other than the Existing Defaults, or with respect to any future non-compliance with any covenant, term or provision of the Loan Documents (including, without limitation, Section 6.9(a) of the Loan Agreement and Section 6.10 of the Loan Agreement, as amended hereby) or any other document now or hereafter executed and delivered in connection therewith. Without limiting the foregoing, nothing herein contained shall, or shall be deemed to waive any default or Event of Default that Borrowers have failed to disclose to Lenders as of the date hereof.

7. Release. In consideration of the waivers and agreements made by Lenders in this Agreement and the performance thereof and other good and valuable consideration, each Borrower, for itself and its successors and assigns (collectively, the "Releasors"), forever releases and discharges Lenders, and their respective affiliates, members, officers, directors, consultants, agents, attorneys, representatives and employees, and their respective successors and assigns (collectively, the "Released Parties") from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, controversies, variances, trespasses, damages, judgments, extent, executions, claims and demands whatsoever, in law, admiralty or equity, without defense, offset or counterclaim, which any Releasor, directly or indirectly, ever had or now or can, shall or may, have against any of the Released Parties for, upon, or by reason of any matter, cause or thing arising under or relating to the Loan Agreement and any other Loan Document and the transactions contemplated therein. In addition to the foregoing, each Releasor agrees to forever refrain and forbear from commencing, assisting, instituting, prosecuting or encouraging others to institute or prosecute any litigation, action, arbitration, administrative or other proceeding of any kind against any of the Released Parties directly or indirectly arising out of, resulting from or relating in any way to the subject matter of, or the fact and course of conduct underlying, the releases granted herein.


8. No Other Modifications. Except as specifically set forth herein, no other changes or modifications to the Loan Agreement or the other Loan Documents are intended or implied, and, in all other respects, the Loan Agreement and the other Loan Documents shall continue to remain in full force and effect in accordance with their respective terms as of the date hereof. Except as specifically set forth herein, nothing contained herein shall evidence a waiver by either Lender of any other provision of the Loan Agreement or any of the other Loan Documents nor shall anything contained herein be construed as a consent by either Lender to any transaction other than those specifically consented to herein.

9. No Third Party Beneficiaries. The terms and provisions of this Agreement shall be for the benefit of the parties hereto and their respective successors and assigns; no other person, firm, entity or corporation shall have any right, benefit or interest under this Agreement.

10. Condition to Effectiveness. The effectiveness of the terms and provisions of this Agreement shall be subject to the receipt by Agent of an original of this Agreement, duly authorized, executed and delivered by Borrowers.

11. Counterparts. This Agreement may be signed in counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart signed by the party to be charged. Delivery of an executed counterpart of this Agreement by telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this Agreement.

12. Merger. This Agreement sets forth the entire agreement and understanding of the parties with respect to the matters set forth herein. This Agreement cannot be changed, modified, amended or terminated except in a writing executed by the party to be charged.

13. Amendment Fee. In consideration of Lenders' consent to the foregoing, Borrowers agree to pay to Agent for the ratable benefit of Lenders, concurrently with Borrowers' execution hereof, a fee in the amount of $50,000. Borrowers hereby authorize Lenders to automatically charge to Borrowers' account the amount of such fee.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                          GMAC COMMERCIAL FINANCE LLC,
                           as Agent and Lender
                           By: /s/ Daniel J. Murray
                               ----------------------------------------
                           Title:1st Vice President
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                           PNC BANK,
                           NATIONAL ASSOCIATION,
                           as Co-Agent and Lender
                           By:  /s/ Wing Louie
                                -------------------------------------
                           Title: VP
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                           JACO ELECTRONICS, INC., as Borrower
                           By:  /s/ Jeffrey D. Gash
                                -------------------------------------
                           Title: VP Finance
                                  ------------------------------------



                         NEXUS CUSTOM ELECTRONICS, INC.,
                           as Borrower
                           By: /s/ Jeffrey D. Gash
                                --------------------------------------
                           Title: VP Finance
                                  ------------------------------------




                          INTERFACE ELECTRONICS, INC.,
                             as Borrower
                             By: /s/ Jeffrey D. Gash
                                  ------------------------------------
                             Title: VP Finance
                                  ------------------------------------





                        [Waiver and Amendment Agreement]